Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony D. Wedo, as Principal Executive Officer and Principal Accounting Officer of New World Resaurant Group, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report of the Company on Form 10-Q for the period ended July 1, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 15, 2003	/s/ ANTHONY D. WEDO
Anthony D. Wedo Chairman and Chief Executive Officer
(Principal Executive Officer and Principal Accounting Officer)